FIRST AMENDMENT TO OPEN-END MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

between
G&E HC REIT II ST. VINCENT CLEVELAND MOB, LLC,
a Delaware limited liability company,
as Mortgagor,

and
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent

FIRST AMENDMENT TO OPEN-END MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

THIS FIRST AMENDMENT TO OPEN-END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”), is made as of this 4th day of May, 2011, by and between G&E HC REIT II ST. VINCENT CLEVELAND MOB, LLC, a Delaware limited liability company (“Mortgagor”), and BANK OF AMERICA, N.A., a national banking association, as agent (“Administrative Agent”), under a Credit Agreement dated as of July 19, 2010 (as amended from time to time, the “Credit Agreement”) among Mortgagor, each other party which is or becomes a borrower under the Credit Agreement each of whom with Mortgagor are referred to herein individually and collectively as “Borrower”, Administrative Agent and the other lending institutions which become parties to the Credit Agreement (Bank of America, N.A. and the other lending institutions which become parties to the Credit Agreement are collectively referred to as "Lenders” and individually as “Lender”; and Administrative Agent, in such capacity as agent for Lenders, together with its successors and assigns, “Beneficiary”).

WITNESSETH:

WHEREAS, Mortgagor, by that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 9, 2010 in favor of Administrative Agent, which was recorded on September 16, 2010 with the Office of the Cuyahoga County, Ohio recorder as Document No. 201009160315 (the “Mortgage”), granted, mortgaged, conveyed and warranted to Beneficiary certain real property located in Cleveland, Cuyahoga County, Illinois, as more particularly described on Exhibit A attached hereto and made a part hereof (the "Land”), to secure certain indebtedness (the “Loan”); and

WHEREAS, the Loan is evidenced by those certain Promissory Notes made by Borrower payable to the order of the applicable Lender in the aggregate original principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00) (as amended from time to time, collectively, the "Note”); and

WHEREAS, Mortgagor has requested certain modifications to the Credit Agreement, the Note and certain other Loan Documents (as defined in the Mortgage), all as set forth in that certain First Amendment to Credit Agreement and Related Loan Documents dated as of the date hereof by and between Borrower and Administrative Agent (the “First Amendment to Credit Agreement”), and in that certain Amended and Restated Promissory Note dated as of the date hereof made by Borrower to the order of the applicable Lender (the “Amended and Restated Note”); and

WHEREAS, Mortgagor and Beneficiary desire to execute and deliver this Amendment to reflect such modifications to the Mortgage all as set forth in the First Amendment to Credit Agreement, and as more particularly described herein.

NOW THEREFORE, for and in consideration of the recitals set forth above and made a part hereof, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned do hereby agree as follows:

1. Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Mortgage.

2. The definition of “Note” is hereby amended and restated in its entirety as follows:

""Note” means, singly and collectively, those certain Promissory Notes, each dated July 19, 2010 made by Borrower and payable, respectively, to the order of each Lender in the principal face amount of that Lender’s Commitment, such Note being in the aggregate original principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00), as amended and restated pursuant to that certain Amended and Restated Promissory Note dated May 4, 2011 made by Borrower and payable, respectively, to the order of Administrative Agent as a Lender in the principal amount of that Lender’s Commitment, as such amount is increased pursuant to those certain Amended and Restated Promissory Note and the First Amendment to Credit Agreement, such Note being in the aggregate original principal amount of Forty Five Million and No/100 Dollars ($45,000,000.00), bearing interest as provided in the Credit Agreement, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.”

3. The reference in Section 9.14 of the Mortgage to the maximum amount of indebtedness secured by the Mortgage as “Fifty Million and 00/100 Dollars ($50,000,000.00)” is hereby deleted and replaced with “Ninety Million and No/100 Dollars ($90,000,000.00)”.

4. The parties hereto agree that the terms “Credit Agreement”, “Note” and “Loan Documents”, each as used in the Mortgage and the other Loan Documents, shall mean the Credit Agreement, the Note and the Loan Documents, respectively, each as amended by this Amendment, the First Amendment to Credit Agreement and the Amended and Restated Promissory Note.

5. Except as expressly modified and amended hereby, the Mortgage shall continue in full force and effect and, as thus modified and amended, is hereby ratified, confirmed and approved. This Amendment applies to, inures to the benefit of and is binding on the parties hereto, and their respective successors and assigns.

6. This Amendment may be executed in multiple counterparts all of which taken together shall constitute one executed original.

7. TO THE MAXIMUM EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT AND THE MORTGAGE SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURT LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF BENEFICIARY, IN ANY OTHER COURT IN WHICH BENEFICIARY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, EXCEPT THAT ANY ACTION TO FORECLOSE THE MORTGAGE, TO OBTAIN POSSESSION OF THE PROPERTY, TO HAVE A RECEIVER APPOINTED FOR THE PROPERTY OR TO ENFORCE ANY OTHER REMEDY HEREIN AFFECTING THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, INJUNCTIVE RELIEF, SHALL BE BROUGHT ONLY IN THE COUNTY OF CUYAHOGA, STATE OF OHIO. TO THE MAXIMUM EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY WAIVES PERSONAL SERVICE OF PROCESS UPON MORTGAGOR, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO MORTGAGOR AT THE ADDRESS STATED IN THE MORTGAGE AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

8. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

9. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Mortgagor and Administrative Agent have caused this Amendment to be executed under seal as of the day and year first written above.

MORTGAGOR:

G&E HC REIT II ST. VINCENT CLEVELAND MOB, LLC,

a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On April 28, 2011 before me, P.C. Han, Notary Public, personally appeared Danny Prosky, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)

My commission expires: June 25, 2011

IN WITNESS WHEREOF, Mortgagor and Administrative Agent have caused this Amendment to be executed under seal as of the day and year first written above.

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
a national banking association

By: /s/ Christopher A. Thangaraj
Name: Christopher A. Thangaraj
Its: Vice President

State of Illinois	)
)
County of Cook	)

I, Ckeotre A Roca-Dawson, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Christopher A. Thangaraj, a Vice President, of BANK OF AMERICA, N.A., a national banking association, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument in his capacity as a Vice President of such bank, as his free and voluntary act, and as the free and voluntary act of such bank, for the uses and purposes therein set forth.

Given under my hand and official seal, this 29th day of April, 2011.

/s/ Ckeotre A Roca-Dawson
Notary Public

My commission expires: June 17, 2014

This Document Prepared By
and After Recording Return to:

Beth S. Rubin
Riemer & Braunstein LLP
71 South Wacker Drive, Suite 3515
Chicago, Illinois 60606